EXHIBIT 32.2

CHIEF ACCOUNTING OFFICER CERTIFICATION OF PERIODIC REPORT UNDER

SECTION 906 OF THE SARBANES-OXLEY ACT

I, Jarett A. Misch, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended October 28, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 12, 2006

/s/ Jarett A. Misch
Jarett A. Misch
Vice President, Controller and Chief Accounting Officer